Loans and Notes Payable	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Debt Disclosure [Abstract]
Loans and Notes Payable

Note 11. Loans and Notes Payable

Third party debt:

	March 31, 2026	December 31, 2025
Various promissory notes and convertible notes	$13,556	$64,517
Blue Ridge Bank	410,200	410,200
Small Business Administration	358,827	358,827
Al Dali Intl for Gen. Trading & Cont. Co.	248,877	248,877
RSF, LLC	500,000	500,000
Cedarview Opportunities Master Fund LP	4,112,159	3,701,402
Curve Capital, LLC	838,784	549,463
William Tuorto	387,020	-
ClearThink Capital Partners, LLC	584,779	588,015
ClearThink Capital Partners, LLC (RBW)	1,267,632	1,619,159
Agile Capital Funding, LLC	1,816,972	1,713,300
JJ Astor	6,453,996	5,553,900
Total notes payable	$16,992,802	$15,307,660

Loans and notes payable, current	$8,293,922	$7,443,434
Loans and notes payable, long term	$8,698,880	$7,864,226

Related party debt:

	March 31, 2026	December 31, 2025
Jorgan Development, LLC	$-	$1,137,563
James Ballengee Companies	2,038,987	1,981,730
Meridian Equipment Leasing, LLC	6,329,560	6,701,887
Triple T Trading Company LLC	505,810	497,109
Total notes payable - related parties	$8,874,356	$10,318,288

Loans and notes payable, current - related parties	$2,544,797	$3,616,401
Loans and notes payable, long term - related parties	$6,329,560	$6,701,887

Maturity Table

2026	$11,566,803	$11,501,679
2027	10,179,890	9,345,236
2028	1,781,803	1,781,803
2029	3,040,958	3,413,285
2030	25,788	25,788
Thereafter	-	-
Total long-term debt	26,595,242	26,067,791
Less: unamortized OID:	(728,084)	(441,843)
Net debt	$25,867,159	$25,625,948

ClearThink Partners, LLC — On January 9, 2026, the Company issued a promissory note to ClearThink Capital Partners LLC in the principal amount of $322,000 and received proceeds of $280,000 after an original issue discount of $42,000. The note matures twelve months from issuance and includes a one-time interest charge of 15%. As of March 31, 2026, the outstanding balance of the note was approximately $289,321, net of unamortized discount of approximately $32,679.

ClearThink Capital Partners, LLC/RBW Investors — During 2025, the Company entered into multiple twelve-month convertible promissory notes with investors introduced to us by ClearThink Capital Partners, LLC and RBW totaling approximately $5.1 million in principal amount. The notes included original issue discounts, one time interest charges, and conversion features. During 2025, holders converted an aggregate of approximately $3.2 million of outstanding principal into shares of the Company’s common stock. On January 30, 2026, the Company entered into Forbearance and Note Amendment Agreements with the holders of the notes. Pursuant to the amended agreements, the maturity dates of the notes were extended to January 31, 2027 and certain repayment terms were revised. In connection with the amendments, the Company agreed to issue an aggregate of 278,449 shares of restricted common stock to the noteholders. The amended agreements provide for installment payments through January 31, 2027 and restrict conversions under the notes. As of March 31, 2026, the outstanding balance of the notes was approximately $1,267,632, net of unamortized debt discount of approximately $535,471.

William Tuorto — During the quarter ending March 31, 2026, the Company entered into a short-term funding arrangement. The outstanding balance was $387,020 as of March 31, 2026. The obligation was repaid in full May 2026.

JJ Astor & Co. — During 2025, the Company entered into multiple financing and forbearance arrangements with J.J. Astor & Co. related to secured promissory notes issued by the Company. As of December 31, 2025, the Second Note remained outstanding. On February 27, 2026, the Company entered into additional amendment and forbearance agreements with J.J. Astor & Co., which modified repayment terms, extended certain maturity dates, and provided for additional financing. The Company issued an additional secured promissory note in the principal amount of $993,750 and received net proceeds of approximately $750,000 prior to fees and expenses. As of March 31, 2026, the aggregate outstanding balance related to the J.J. Astor financing arrangements was approximately $6,453,996, net of unamortized debt discount of approximately $43,654.

Jorgan Development, LLC — During the three months ended March 31, 2026, approximately $1.1 million outstanding under the Jorgan Development, LLC related-party note payable was offset against amounts due from affiliated entities under related-party commercial agreements pursuant to existing offset arrangements between the parties. As a result, no balance remained outstanding under the Jorgan Development, LLC note as of March 31, 2026.

As of March 31, 2026, the Company had outstanding secured notes payable to Cedarview Opportunities Master Fund LP of approximately $4,112,159. The Company entered into a forbearance arrangement with Cedarview related to existing payment defaults and ongoing repayment discussions. Subsequent to March 31, 2026, the parties entered into an additional forbearance agreement extending the forbearance period through October 31, 2026, subject to certain repayment and financing conditions.

Note 11. Loans and Notes Payable

Loans and notes payable and their maturities consist of the following:

Third party debt:

	December 31, 2025	December 31, 2024
Various promissory notes and convertible notes	$50,960	$50,960
Various promissory notes for vehicle financing	13,557	509,041
Blue Ridge Bank	410,200	410,200
Small Business Administration	358,827	2,480,718
Al Dali International for Gen. Trading & Cont. Co.	248,877	189,391
RSF, LLC	500,000	500,000
Justin Ellis	-	350,000
Pilot OFS Holdings, LLC	-	14,107,339
Business First Bank	-	10,760,805
Maxus Capital Group, LLC	-	8,367,134
Cedarview Opportunities Master Fund LP	3,701,402	2,886,307
Curve Capital, LLC	549,463	1,793,500
ClearThink Capital	588,015	-
ClearThink Capital RBW	1,619,159	-
Agile Capital Funding, LLC	1,713,300	1,496,885
JJ Astor	5,553,900	-
Total notes payable	$15,307,660	$43,902,280

Loans and notes payable, current	$7,443,434	$38,963,796
Loans and notes payable, long term	$7,864,226	$4,938,484

Related party debt:

	December 31, 2025	December 31, 2024
Jorgan Development, LLC	$1,137,563	$18,109,503
James Ballengee Companies	1,981,730	1,391,650
Tyler Nelson	-	1,020,872
Meridian Equipment Leasing, LLC	6,701,887	-
Triple T Trading Company LLC	497,109	404,121
Waskom, LLC	-	1,182,193
Total notes payable - related parties	$10,318,288	$22,108,339

Loans and notes payable, current - related parties	$3,616,401	$22,108,339
Loans and notes payable, long term - related parties	$6,701,887	$-

The future maturities of debt outstanding as of December 31, 2025, excluding debt issuance cost and discounts, are as follows:

2026	$11,501,679	61,072,135
2027	9,345,236	4,534,749
2028	1,781,803	122,964
2029	3,413,285	25,788
2030	25,788	25,788
Thereafter	-	229,195
Total long-term debt	26,067,791	66,010,619
Less: unamortized OID:	(441,843)	-
Net debt	$25,625,948	66,010,619

In connection with the closing of the Endeavor Entities on October 1, 2024, the Company assumed various vehicle financing loans with principal amounts ranging from $25,000 to $72,000, bearing interest at rates up to 6.50% per annum and maturing on various dates through 2027. During the year ended December 31, 2025, certain loans were assumed by the buyer in connection with the divestiture of the related subsidiaries. The outstanding balance of these loans was $13,557 and $509,041 as of December 31, 2025 and 2024, respectively.

In May 2020 and January 2021, the Company received Paycheck Protection Program (“PPP”) loans totaling $410,200 from Blue Ridge Bank under the Small Business Administration’s (“SBA”) Paycheck Protection Program. The loans bear interest at 1.0% per annum and were eligible for forgiveness under the CARES Act. The Company previously applied for forgiveness; however, such forgiveness was not obtained. As of December 31, 2025, the Company is not currently making payments on these loans.

From May through August 2020, the Company received loan proceeds from the Small Business Administration (“SBA”) totaling $358,827 under disaster loan programs. These loans bear interest at 3.75% per annum and have original maturities of 30 years. As of December 31, 2025, the Company is not currently making payments on these loans and continues to accrue interest in accordance with the loan terms. In connection with the acquisition of the Endeavor Entities on October 1, 2024, the Company assumed two additional SBA loans, which are Paycheck Protection Program (“PPP”) loans, with an aggregate principal balance of $2,150,455. The loans bore interest at 6.29% per annum, required combined monthly payments of approximately $65,578, and matured in February 2026.

During the year ended December 31, 2025, the Company received full forgiveness of $1,967,532 of principal and $74,658 of accrued interest related to the PPP loans. The Company recognized a gain on extinguishment of debt of $1,967,532, which is included in other income in the accompanying consolidated statement of operations. As a result, no balance remained outstanding under the PPP loans as of December 31, 2025.

The outstanding balance of SBA loans was $358,827 and $2,480,718 as of December 31, 2025 and 2024, respectively.

On July 25, 2023, the Company entered into a $500,000 convertible promissory note with RSF, LLC. The note bears interest at 10% per annum and matured two years from the date of issuance. The note was convertible into shares of the Company’s common stock at a conversion price of $500 per share, subject to a beneficial ownership limitation of 4.9%. The note remains unpaid as of December 31, 2025.

On December 5, 2023, the Company entered into a $1,000,000 loan agreement with an individual lender, which was subsequently amended on April 8, 2024 to a convertible promissory note. In May 2024, the lender converted all outstanding amounts totaling $1,048,493 into 903,095 shares of the Company’s common stock. As a result, no amounts remained outstanding as of December 31, 2025 or 2024.

As part of the divestiture of our wholly owned subsidiaries on July 30, 2025, the Company derecognized approximately $16,314,410 of third party note payables to Pilot OFS Holdings LLC, $8,938,836 to Business First Bank, and $1,079,287 of related party note payable to Waskom LLC.

At December 31, 2024, the Company had a note payable to Maxus Capital Group, LLC with an outstanding balance of $8,367,134. The balance of the note was reduced to $0 as of December 31, 2025, as part of the divestiture of wholly owned subsidiaries completed on July 30, 2025. On July 30, 2025, the Company, certain affiliated entities, and a related party entered into a Forbearance Agreement with Maxus Capital Group, LLC, which acknowledged existing events of default and provided that Maxus would forbear from exercising its remedies so long as the Company complied with a revised payment schedule. In connection with the agreement, the Company paid a cash forbearance fee of $250,000 and agreed to issue restricted common stock valued at $250,000, which was issued during the fourth quarter of 2025 and charged to interest expense. We incurred additional charges of approximately $7.8 million which were added to the principal balance and were recorded to interest expense. The Forbearance Agreement also resulted in a remeasurement of certain finance lease liabilities under ASC 842, Leases, as the revised terms affected obligations previously accounted for as part of the Maxus financing arrangement.

On October 31, 2024, the Company issued a secured promissory note in the principal amount of $3,670,160 (the “Cedarview Loan”), maturing on October 31, 2025. The Company received net proceeds in early November 2024 after deduction of a 3% origination fee and repayment of amounts outstanding under a prior loan agreement. The Cedarview Loan bears interest at 22% per annum and originally required equal monthly payments beginning November 30, 2024.

On April 9, 2025, the Company entered into a side letter agreement with Cedarview that amended the repayment terms of the loan. Under the amended terms, the Company agreed to a revised payment schedule, including an initial payment of $589,890 in April 2025, followed by additional installment payments through repayment of the loan. In connection with the amendment, the Company issued 1,500 shares of restricted common stock in April 2025.

Beginning November 1, 2025, the interest rate on the Cedarview Loan increased to 24% per annum due to the Company’s noncompliance with certain payment terms. In addition, the Company incurred additional fees in connection with the revised terms and ongoing discussions with the lender. As of December 31, 2025, the Company is not current on its payment obligations under the Cedarview Loan and is working with the lender to revise the repayment terms. The outstanding balance of the Cedarview Loan was $3,701,402 and $2,886,307 as of December 31, 2025 and 2024, respectively.

The Company assumed a cash advance agreement dated November 30, 2023 with Curve Capital, LLC, under which the borrowers received $970,000 and are required to make weekly payments of $76,000. The Company did not repay the agreement as originally anticipated and is not current on its payment obligations under the agreement. The Company is working with the lender to address the outstanding balance. The outstanding balance of the agreement was $549,463 and $1,793,500 as of December 31, 2025 and 2024, respectively.

On August 12, 2025, the Company issued a convertible promissory note to ClearThink Capital in the principal amount of $647,059 and received proceeds of $550,000, reflecting an original issue discount of $97,059. The note matures twelve months from the issuance date and includes a one-time interest charge of 10% applied at issuance. The note is convertible into shares of the Company’s common stock at a discount to market prices, subject to customary beneficial ownership limitations. The original issue discount and related issuance costs are recorded as a debt discount and are being amortized to interest expense over the term of the note using the effective interest method. The balance of the note was $588,015, net of $59,044 of unamortized original issue discount at December 31, 2025.

During the year ended December 31, 2025, the Company entered into multiple twelve-month convertible promissory notes with Clear Think Capital RBW totaling $5,117,647 in principal, for which the Company received $3,933,500 in net proceeds after closing fees. The notes include an original issue discount of 15% and a one-time 10% interest charge at issuance and mature twelve months from the date of issuance. The Company also issued 3,263 shares of common stock, valued at $522,000, as additional consideration, which was recorded as a debt discount. During the year ended December 31, 2025, the Lender converted an aggregate of $3,178,690 of outstanding convertible debt into 958,231 shares of the Company’s common stock, resulting in a non-cash loss on conversion of approximately $6.36 million. The balance of the note is $1,619,159, net of unamortized original issued discount of $319,799 at December 31, 2025.

During 2025, the Company entered into multiple twelve-month convertible promissory notes with Clear Think Capital with a principal amount of $794,118 and proceeds of $675,000 under similar terms, including original issue discount and issuance-date interest charges. The Company also issued 506 shares of common stock, valued at $77,963, as additional consideration, which was recorded as a debt discount. During the year ended December 31, 2025, the Lender converted an aggregate of $872,602 of outstanding convertible debt and interest into 71,145 shares of the Company’s common stock, resulting in a non-cash loss on conversion of approximately $1.75 million. The balance of the note is $0 at December 31, 2025.

Upon the Closing of our acquisition of the Endeavor Entities, the Company assumed a certain lending agreement dated September 27, 2024. Under the Agile Agreement, the listed borrowers received $1,420,000 in October 2024, and are required to make weekly payments of $126,000. The Company did not repay the agreement as originally anticipated and is not current on its payment obligations under the agreement. The Company is working with the lender to address the outstanding balance. The outstanding balance of the agreement was $1,713,300, net of $63,000 of unamortized original issue discount and $1,496,885 as of December 31, 2025 and 2024, respectively.

On March 17, 2025, the Company issued a junior secured convertible promissory note (“Note 1”) to J.J. Astor & Co. (the “Lender”) in the principal amount of $6,625,000 in connection with a Loan and Security Agreement entered into by and between the Company, its subsidiaries, and the Lender. The Company received $5,000,000 in proceeds, net of closing fees totaling $1,625,000. The note was payable in forty-two equal weekly installments and could be settled in cash or, at the Company’s option (subject to an effective resale registration statement), in shares of common stock at a 20% discount to market prices. The note did not bear interest unless an event of default occurred. In connection with the issuance, the Company issued 1,250 shares of common stock, valued at $235,000, which were recorded as a debt discount and are amortized to interest expense over the term of the note.

On July 9, 2025, the Company entered into a Forbearance and Additional Loan Agreement with the J.J. Astor & Co., which amended Note 1 and provided for the issuance of a new junior secured convertible promissory note (“Note 2”). The principal balance of Note 1 was increased by $615,178, with a corresponding charge to interest expense, and the interest rate was increased to 19% with a revised maturity date of January 7, 2026. Note 2 had a face amount of $5.94 million and net proceeds of approximately $4.4 million, a portion of which was applied to satisfy past-due and future obligations under Note 1. Note 2 requires repayment in forty (40) weekly installments of $148,500 commencing on July 14, 2025, with a final maturity date of April 21, 2026. This transaction was accounted for as a debt extinguishment under ASC 470-50, resulting in the write-off of approximately $2.8 million of unamortized original issue discount and deferred financing costs, which was recognized in interest expense. The Company also recognized approximately $1.4 million of default-related fees as interest expense during the year ended December 31, 2025.

During the year ended December 31, 2025, the Lender converted an aggregate of $4,173,693 of outstanding convertible debt into 38,376,955 shares of the Company’s common stock, resulting in a non-cash loss on conversion of approximately $8.35 million. The balances of Note 1 and Note 2 were $0 and $5,553,900, respectively, as of December 31, 2025.

In connection with the Second Forbearance Agreement, J.J. Astor & Co. agreed to provide up to $2,450,000 of additional financing. On October 9, 2025, the Company issued an additional junior secured convertible promissory note (“Note 3”) in the principal amount of $1,620,000 and received gross proceeds of $1,152,000, prior to the deduction of $53,000 in fees. The note required repayment in forty-two equal installments. As additional consideration, the Company issued 1.430 shares of common stock. On October 21, 2025, the Company repaid all outstanding amounts under Note 3, and no balance remained outstanding as of December 31, 2025.

The Company obtained a short-term loan of $475,000 in June 2025 which was paid off in November 2025. The interest rate was eighteen percent per annum.

In connection with the divestiture, the Company became directly obligated for a related-party note payable totaling $5,040,545. The liability remains outstanding as a related-party obligation and is included within notes payable. In addition, the Company assumed $2,302,696 of related-party debt owed to Meridian Equipment Leasing, LLC in connection with the Company’s purchase of assets from Meridian following the divestiture. The notes mature in August of 2028 and have a twelve percent interest rate. The balance of the notes at December 31, 2025 was $6,701,887.

The Company issued secured promissory notes in connection with its August 1, 2022 acquisition of Silver Fuels Delhi, LLC and White Claw Colorado City, LLC pursuant to a Membership Interest Purchase Agreement (the “MIPA”). The notes had an original principal balance of approximately $28.7 million and bear interest at a rate of prime plus 3% per annum. Payments are required based on the monthly free cash flow of the acquired entities, as defined in the MIPA.

During 2025, the balance decreased primarily due to payments and other reductions in accordance with the terms of the agreement. The outstanding balance of the notes was $1,137,563 and $18,109,503 as of December 31, 2025 and 2024, respectively.

On May 14, 2024, we issued a promissory note (the “Note”), to James Ballengee, in the principal amount of up to $1,500,000, for which loan advances will be made to the Company as requested. The Company will use the proceeds of the Note for general working capital purposes and to repay certain indebtedness. The intent of the Note is to be short term in nature and be repaid in 30 days. Any amounts that are not repaid in 30 days will bear interest thereafter at a rate of 11% per annum. Each advance matures after six months from the date the Company receives the funds. On May 23, 2024, we issued a promissory note to Ballengee Holdings, LLC, of which our Chief Executive Officer is the beneficial owner, which replaced and rescinded the above referenced note with James Ballengee effective back to May 14, 2024, under the same terms such that all obligations under the notes are the responsibility of Ballengee Holdings, LLC and the prior note with James Ballengee is no longer enforceable. The balance of the notes was $1,981,730 and $1,391,650 at December 31, 2025 and December 31, 2024, respectively.

During the year ended December 31, 2025, the Company entered into a settlement agreement with its former Chief Financial Officer related to previously accrued compensation and other obligations. The Company settled all amounts due under the agreement during the year, and no balance remained outstanding as of December 31, 2025.